UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 29, 2016

CHICOPEE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-51996	20-4840562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 Center Street, Chicopee, Massachusetts 01013
(Address of Principal Executive Offices) (Zip Code)

(413) 594-6692
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            Westfield Financial, Inc. (“Westfield”) (NasdaqGS: WFD), the holding company for Westfield Bank, and Chicopee Bancorp, Inc. (“Chicopee”) (NasdaqGM: CBNK), the holding company for Chicopee Savings Bank, today jointly announced that the shareholders of Chicopee, at its special meeting held on September 28, 2016, and the shareholders of Westfield, at its annual meeting held on September 29, 2016, approved the previously announced merger transaction whereby Chicopee will merge with and into Westfield.  Closing of the transaction remains subject to receipt of approval from the Massachusetts Board of Bank Incorporation.

Item 9.01. Financial Statements and Exhibits.

      (a)  Financial Statement of Businesses Acquired. Not applicable
      (b)  Pro Forma Financial Information.  Not Applicable
      (c)  Shell Company Transactions.  Not Applicable.
      (d)  Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 29, 2016 announcing that Westfield Financial, Inc. and Chicopee Bancorp, Inc. Shareholders approve merger transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICOPEE BANCORP, INC.

Date: September 29, 2016	By:	/s/ Guida R. Sajdak
Guida R. Sajdak
Senior Vice President, Chief Financial Officer and Treasurer